Exhibit 10.174

SUBORDINATION AGREEMENT

This Subordination Agreement (this “Agreement”) is entered into as of the 10th day of December, 2007, by and among Accentia Biopharmaceuticals, Inc., a Florida corporation (the “Subordinated Lender”) and LV Administrative Services, Inc., a Delaware corporation, as administrative agent and collateral agent for the Creditor Parties (as defined in the Security Agreement referred to below) (the “Agent” and together with the Creditor Parties, the “Senior Lenders” and each, a “Senior Lender”). Unless otherwise defined herein, capitalized terms used herein shall have the meaning provided such terms in the Security Agreement referred to below.

BACKGROUND

WHEREAS, it is a condition to the Senior Lender’s making an investment in Biovest International, Inc., a Delaware corporation (the “Company”) pursuant to, and in accordance with, (i) that certain Note Purchase Agreement dated on or about the date hereof by and between the Company and Valens U.S. SPV I, LLC (“Valens U.S.”) (as amended, modified or supplemented from time to time, the “Valens U.S. Note Purchase Agreement”); (ii) that certain Note Purchase Agreement dated on or about the date hereof by and between the Company and Valens Offshore SPV II, Corp. (“Valens Offshore”) (as amended, modified or supplemented from time to time, the “Valens Offshore Note Purchase Agreement”; and together with the Valens U.S. Note Purchase Agreement, individually, each a “Note Purchase Agreement”, and collectively, the “Note Purchase Agreements”); (iii) the Related Agreements referred to in each Note Purchase Agreement, and (iv) that certain Master Security Agreement dated as of the date hereof by and between the Company and Agent (as amended, modified or supplemented from time to time, the “Security Agreement”); that the Subordinated Lender enter into this Agreement; and

WHEREAS, the Subordinated Lender has made or will make loans to the Company; and

NOW, THEREFORE, the Subordinated Lender and the Senior Lenders agree as follows:

TERMS

1. All obligations of the Company and/or any of its affiliates to the Senior Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as “Senior Liabilities”. Any and all loans and other financial accommodations made by the Subordinated Lender to the Company and/or any of its affiliates, together with all other obligations (whether monetary or otherwise) of the Company and/or any of its affiliates to the Subordinated Lender (in each case, including any interest, fees or penalties related thereto), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as “Junior Liabilities”. It is expressly understood and agreed that the term “Senior Liabilities”, as used in this Agreement, shall include, without limitation, any and all interest, fees and penalties accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in paragraph 4 of this Agreement, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lenders, as against the Company, its affiliates or anyone else, to collect such interest, fees or penalties, as the case may be.

2. Except as expressly otherwise provided in this Agreement or as the Agent may otherwise expressly consent in writing, the payment of the Junior Liabilities shall be postponed and subordinated in right of payment and priority to the payment in full of all Senior Liabilities. Furthermore, whether directly or indirectly, no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made (whether at stated maturity, by acceleration or otherwise), nor shall any property or assets of the Company or any of its affiliates be applied to the purchase or other acquisition or retirement of any Junior Liability until such time as the Senior Liabilities have been indefeasibly paid in full.

3. The Subordinated Lender hereby subordinates all claims and security interests it may have against, or with respect to, any of the assets of the Company and/or any of its affiliates (the “Subordinated Lender Liens”), to the security interests granted by the Company and/or any of its affiliates to the Agent, for the ratable benefit of the Senior Lenders, in respect of the Senior Liabilities. The Senior Lenders shall not owe any duty to the Subordinated Lender as a result of or in connection with the Subordinated Lender Liens, including, without limitation, any marshalling of assets or protection of the rights or interests of the Subordinated Lender. The Agent shall have the exclusive right to manage, perform and enforce the underlying terms of the Security Agreement, the Documents and each other document, instrument and agreement executed from time to time in connection therewith (collectively, the “Senior Security Agreements”) relating to the assets of the Company and its affiliates and to exercise and enforce its rights according to its discretion. The Subordinated Lender waives all rights to affect the method or challenge the appropriateness of any action taken by the Agent in connection with the Agent’s enforcement of its rights under the Senior Security Agreements. Only the Agent shall have the right to restrict, permit, approve or disapprove the sale, transfer or other disposition of the assets of the Company or any of its affiliates. As between the Senior Lenders and the Subordinated Lender, the terms of this Agreement shall govern even if all or part of the Agent’s liens are avoided, disallowed, set aside or otherwise invalidated.

4. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to the Company and/or any of its affiliates or to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company and/or any of its affiliates, or any sale of all or substantially all of the assets of the Company and/or any of its affiliates, or otherwise), the Senior Liabilities shall first be paid in full before the Subordinated Lender shall be entitled to receive and to retain any payment, distribution, other rights or benefits in respect of any Junior Liability. In order to enable the Senior Lenders to enforce their rights hereunder in any such action or proceeding, the Agent is hereby irrevocably authorized and empowered in its discretion as attorney in fact for the Subordinated Lender to make and present for and on behalf of the Subordinated Lender such proofs of claim against the Company and/or its affiliates as the Agent may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of any the Senior Liabilities. In the event, prior to indefeasible payment in full of the Senior Liabilities, the Subordinated Lender shall receive any payment in respect of the Junior Liabilities and/or in connection with the enforcement of the Subordinated Lender’s rights and remedies against the Company and/or any of its affiliates, whether arising in connection with the

Junior Liabilities or otherwise, then the Subordinated Lender shall forthwith deliver, or cause to be delivered, the same to the Agent in precisely the form held by the Subordinated Lender (except for any necessary endorsement) and until so delivered the same shall be held in trust by the Subordinated Lender as the property of the Senior Lenders.

5. The Subordinated Lender will mark its/his books and records so as to clearly indicate that its/his respective Junior Liabilities are subordinated in accordance with the terms of this Agreement. The Subordinated Lender will execute such further documents or instruments and take such further action as the Agent may reasonably request from time to time to carry out the intent of this Agreement.

6. The Subordinated Lender hereby waives all diligence in collection or protection of or realization upon the Senior Liabilities or any security for the Senior Liabilities.

7. The Subordinated Lender shall not, without the prior written consent of the Agent: (a) attempt to enforce or collect any Junior Liability or any rights in respect of any Junior Liability ; or (b) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Company and/or any of its affiliates.

8. The Senior Lenders, may, from time to time, at their sole discretion, and without notice to the Subordinated Lender, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter, increase or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; and (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

9. The Senior Lenders may, from time to time, whether before or after any discontinuance of this Agreement, without notice to the Subordinated Lender, assign or transfer any or all of the Senior Liabilities or any interest in the Senior Liabilities; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer of the Senior Liabilities, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest in the Senior Liabilities shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were a Senior Lender, as applicable; provided, however, that, unless the Senior Lender that is the assignor and/or transferor shall otherwise consent in writing, such Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of such Senior Lender, as to those of the Senior Liabilities which such Senior Lender has not assigned or transferred.

10. The Senior Lenders shall not be prejudiced in their rights under this Agreement by any act or failure to act of the Subordinated Lender, or any noncompliance of the Subordinated Lender with any agreement or obligation, regardless of any knowledge thereof which any Senior Lender may have or with which any Senior Lender may be charged; and no action of any Senior Lender permitted under this Agreement shall in any way affect or impair the rights of the Senior Lenders and the obligations of the Subordinated Lender under this Agreement.

11. No delay on the part of any Senior Lender in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by any Senior Lender of any right or remedy shall preclude other or further exercise of such right or remedy or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon any Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lenders. For the purposes of this Agreement, Senior Liabilities shall have the meaning set forth in Section 1 above, notwithstanding any right or power of the Subordinated Lender or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the Subordinated Lender under this Agreement.

12. This Agreement shall continue in full force and effect after the filing of any petition (“Petition”) by or against the Company and/or any of its affiliates under the United States Bankruptcy Code (the “Code”) and all converted or succeeding cases in respect thereof. All references herein to the Company and/or Subsidiary shall be deemed to apply to the Company and such Subsidiary as debtor-in-possession and to a trustee for the Company and/or such Subsidiary. If the Company or any of its affiliates shall become subject to a proceeding under the Code, and if the Senior Lenders shall desire to permit the use of cash collateral or to permit or provide post-Petition financing from the Senior Lenders (or an affiliate or a third party satisfactory to the Senior Lenders) to the Company or any such Subsidiary under the Code, the Subordinated Lender agrees as follows: (1) adequate notice to the Subordinated Lender shall be deemed to have been provided for such consent or post-Petition financing if the Subordinated Lender receives notice thereof three (3) business days (or such shorter notice as is given to the Senior Lenders) prior to the earlier of (a) any hearing on a request to approve such post-petition financing or (b) the date of entry of an order approving same and (2) no objection will be raised by the Subordinated Lender to any such use of cash collateral or such post-Petition financing from the Senior Lenders (or an affiliate of the Senior Lenders).

13. This Agreement shall be binding upon the Subordinated Lender and upon the heirs, legal representatives, successors and assigns of the Subordinated Lender and the successors and assigns of the Subordinated Lender. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be deemed to constitute one agreement. It is understood and agreed that if facsimile copies of this Agreement bearing facsimile signatures are exchanged between the parties hereto, such copies shall in all respects have the same weight, force and legal effect and shall be fully as valid, binding, and enforceable as if such signed facsimile copies were original documents bearing original signature.

14. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED ACCORDING TO, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS PROVISIONS THEREOF AND SHALL BE BINDING UPON THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. ANY ACTION BROUGHT CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT THE SENIOR LENDERS MAY CHOOSE TO WAIVE THIS PROVISION AND BRING AN ACTION OUTSIDE THE STATE OF NEW YORK. The individual(s) executing this Agreement on behalf of the Subordinated Lender agree(s) to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been made and delivered this 10th day of December, 2007.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Francis E. O’Donnell, Jr.
Name:	Frank O’Donnell, M.D.
Title:	CEO and President

LV ADMINISTRATIVE SERVICES, INC., as Agent

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS OFFSHORE SPV II, CORP., as a Creditor Party

By:	Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS U.S. SPV I, LLC, as a Creditor Party

By:	Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

[signatures continued on next page]

Acknowledged and Agreed to by:

BIOVEST INTERNATIONAL, INC.

By:	/s/ Steven Arikian
Name:	Steve Arikian, M.D.
Title:	CEO and President